SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  June 23, 2003


                            NewPower Holdings, Inc.
                            -----------------------

            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                              1-16157                  52-2208601
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(State or Other Jurisdiction         (Commission              (IRS Employer
of Incorporation)                    File Number)           Identification No.)


One Manhattanville Road, Purchase, New York                     10577
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (914) 697-2100

Item 5. Other Events.

     As previously reported, on June 11, 2002, NewPower Holdings, Inc. (the "Company") and its wholly owned subsidiaries, TNPC Holdings, Inc. and The New Power Company (collectively, the "Debtors"), each filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Georgia (the "Bankruptcy Court") (Case No. 02-10835). The Debtors manage, and will continue to manage, their properties and operate their businesses as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

     The Company filed its monthly operating report for the period of April 30
- May 31, 2003 (the "May Monthly Operating Report") with the Bankruptcy Court on June 23, 2003. A copy of the May Monthly Operating Report is attached to this report as Exhibit 99.1 and incorporated in this report by reference.*

     THE MAY MONTHLY OPERATING REPORT CONTAINS INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, HAS NOT BEEN PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

     The Company cautions readers not to place undue reliance upon the information contained in the May Monthly Operating Report, which contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the May Monthly Operating Report is complete. The May Monthly Operating Report also contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended.

*Certain attachments to the May Monthly Operating Report are not included as part of Exhibit 99.1, but are available at the office of the U.S. Trustee and the Bankruptcy Court. In addition, the Company undertakes to furnish a copy of any such omitted attachment to the Commission upon its request.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibit No. Description.

     99.1     Monthly Operating Report for the period April 30- May 31, 2003.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: June 26 , 2003


                                  NEWPOWER HOLDINGS, INC.


                                  By:/s/ M. Patricia Foster
                                    ------------------------------------------
                                    Name:  M. Patricia Foster
                                    Title: President & Co-Chief Executive
                                           Officer

                                 EXHIBIT INDEX

          The following exhibit is filed herewith:


Exhibit No.                              Description
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99.1     Monthly Operating Report for the period April 30 - May 31, 2003.